Exhibit o (i) under Form N-1A
                                          Exhibit 99 under Item 601/Reg. S-K

                                    EXHIBIT A

                                     to the

                               Multiple Class Plan

                               THE BILTMORE FUNDS

                                INVESTMENT SHARES

                              INSTITUTIONAL SHARES

                           Biltmore Money Market Fund

                       Biltmore Tax-Free Money Market Fund

                     Biltmore U.S. Treasury Money Mary Fund

      This Multiple Class Plan is adopted by THE BILTMORE FUNDS with respect to the Class(es) of Shares of the portfolios of THE BILTMORE FUNDS set forth above.

      Witness the due execution here of this June 1, 1995.

                                                THE BILTMORE FUNDS

By:  /S/ JOHN W. MCGONIGLE

Title:  PRESIDENT
Date:  JUNE 1, 1995

                                  AMENDMENT TO

                                    EXHIBIT A

                                     to the

                               Multiple Class Plan

                               THE BILTMORE FUNDS

                          THE BILTMORE MUNICIPAL FUNDS

                             Biltmore Balanced Fund

                         Biltmore Emerging Markets Fund

                              Biltmore Equity Fund

                           Biltmore Equity Index Fund

                           Biltmore Fixed Income Fund

                      Biltmore Georgia Municipal Bond Fund

                      Biltmore North Carolina Municipal Bond Fund

                        Biltmore Quantitative Equity Fund

                      Biltmore Short-Term Fixed Income Fund

                      Biltmore South Carolina Municipal Bond Fund

                          Biltmore Special Values Fund

                                 CLASS A SHARES

                                 CLASS B SHARES

                                 CLASS Y SHARES

                           Biltmore Money Market Fund

                       Biltmore Tax-Free Money Market Fund

                    Biltmore U.S. Treasury Money Market Fund

                      CLASS Y SHARES (INSTITUTIONAL SHARES)

                       CLASS A SHARES (INVESTMENT SHARES)

                       Biltmore Prime Cash Management Fund

                      CLASS Y SHARES (INSTITUTIONAL SHARES)

      This Multiple Class Plan is adopted by THE BILTMORE FUNDS AND THE BILTMORE MUNICIPAL FUNDS with respect to the Class(es) of Shares of the portfolios of the FUNDS set forth above.

      Witness the due execution here of this June 6, 1996.

                                            THE BILTMORE FUNDS
                                            THE BILTMORE MUNICIPAL FUNDS

                                            By:  /S/ JOHN W. MCGONIGLE

                                            Title:  PRESIDENT

      Date:  JUNE 6, 1996

                                  AMENDMENT TO

                                    EXHIBIT A

                                     to the

                               Multiple Class Plan

                               THE WACHOVIA FUNDS

                          THE WACHOVIA MUNICIPAL FUNDS

           CLASS A SHARES, CLASS B SHARES & CLASS Y SHARES OF THE FOLLOWING:

                             Wachovia Balanced Fund

                         Wachovia Emerging Markets Fund

                              Wachovia Equity Fund

                           Wachovia Equity Index Fund

                           Wachovia Fixed Income Fund

                      Wachovia Georgia Municipal Bond Fund

                          Wachovia Growth & Income Fund

                     Wachovia Intermediate Fixed Income Fund

                      Wachovia North Carolina Municipal Bond Fund

                        Wachovia Quantitative Equity Fund

                      Wachovia Short-Term Fixed Income Fund

                      Wachovia South Carolina Municipal Bond Fund

                          Wachovia Special Values Fund

                      Wachovia Virginia Municipal Bond Fund

                     INSTITUTIONAL SHARES OF THE FOLLOWING:

                       Wachovia Prime Cash Management Fund

             INSTITUTIONAL SHARES AND INVESTMENT SHARES OF THE FOLLOWING:

                           Wachovia Money Market Fund

                       Wachovia Tax-Free Money Market Fund

                    Wachovia U.S. Treasury Money Market Fund

      This Multiple Class Plan is adopted by The Wachovia Funds and The Wachovia Municipal Funds with respect to the Class(es) of Shares of the portfolios of the FUNDS set forth above.

      Witness the due execution here of this 4th day of March, 1998.

                                            THE WACHOVIA FUNDS
                                            THE WACHOVIA MUNICIPAL FUNDS

                                            By:  /S/ JOHN W. MCGONIGLE
                                            Name:  John W. McGonigle
                                            Title: President

                                  AMENDMENT TO

                                    EXHIBIT A

                                     to the

                               Multiple Class Plan

                               THE WACHOVIA FUNDS

                          THE WACHOVIA MUNICIPAL FUNDS

           CLASS A SHARES, CLASS B SHARES & CLASS Y SHARES OF THE FOLLOWING:

                             Wachovia Balanced Fund

                         Wachovia Emerging Markets Fund

                              Wachovia Equity Fund

                           Wachovia Equity Index Fund

                           Wachovia Fixed Income Fund

                      Wachovia Georgia Municipal Bond Fund

                          Wachovia Growth & Income Fund

                     Wachovia Intermediate Fixed Income Fund

                      Wachovia North Carolina Municipal Bond Fund

                          Wachovia Personal Equity Fund

                        Wachovia Quantitative Equity Fund

                      Wachovia Short-Term Fixed Income Fund

                      Wachovia South Carolina Municipal Bond Fund

                          Wachovia Special Values Fund

                      Wachovia Virginia Municipal Bond Fund

                     INSTITUTIONAL SHARES OF THE FOLLOWING:

                       Wachovia Prime Cash Management Fund

             INSTITUTIONAL SHARES AND INVESTMENT SHARES OF THE FOLLOWING:

                           Wachovia Money Market Fund

                       Wachovia Tax-Free Money Market Fund

                    Wachovia U.S. Treasury Money Market Fund

      This Multiple Class Plan is adopted by The Wachovia Funds and The Wachovia Municipal Funds with respect to the Class(es) of Shares of the portfolios of the FUNDS set forth above.

      Witness the due execution here of this 1st day of July, 1999.

                                            THE WACHOVIA FUNDS
                                            THE WACHOVIA MUNICIPAL FUNDS

                                            By:  /S/ CHARLES L. DAVIS, JR.
                                               ---------------------------
                                            Name:  Charles L. Davis, Jr.
                                            Title:  Vice President

                                  AMENDMENT TO

                                    EXHIBIT A

                                     to the

                               Multiple Class Plan

                               THE WACHOVIA FUNDS

                          THE WACHOVIA MUNICIPAL FUNDS

           CLASS A SHARES, CLASS B SHARES & CLASS Y SHARES OF THE FOLLOWING:

                             Wachovia Balanced Fund

                         Wachovia Emerging Markets Fund

                              Wachovia Equity Fund

                           Wachovia Equity Index Fund

                         Wachovia Executive Equity Fund

                      Wachovia Executive Fixed Income Fund

                           Wachovia Fixed Income Fund

                      Wachovia Georgia Municipal Bond Fund

                          Wachovia Growth & Income Fund

                     Wachovia Intermediate Fixed Income Fund

                      Wachovia North Carolina Municipal Bond Fund

                          Wachovia Personal Equity Fund

                        Wachovia Quantitative Equity Fund

                      Wachovia Short-Term Fixed Income Fund

                      Wachovia South Carolina Municipal Bond Fund

                          Wachovia Special Values Fund

                      Wachovia Virginia Municipal Bond Fund

                     INSTITUTIONAL SHARES OF THE FOLLOWING:

                       Wachovia Prime Cash Management Fund

             INSTITUTIONAL SHARES AND INVESTMENT SHARES OF THE FOLLOWING:

                           Wachovia Money Market Fund

                       Wachovia Tax-Free Money Market Fund

                    Wachovia U.S. Treasury Money Market Fund

      This Multiple Class Plan is adopted by The Wachovia Funds and The Wachovia Municipal Funds with respect to the Class(es) of Shares of the portfolios of the FUNDS set forth above.

      Witness the due execution here of this 3rd day of June, 1999.

                                            THE WACHOVIA FUNDS
                                            THE WACHOVIA MUNICIPAL FUNDS

                                            By: /S/ CHARLES L. DAVIS, JR.
                                               --------------------------
                                            Name:  Charles L. Davis, Jr.
                                            Title:  Vice President